          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Charles Bitters, the Chief Financial Officer of American Energy Production
Inc (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1)      the Annual Report on Form 10-KSB of the Company for the year ended
         December 31, 2002 (the "Report") fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15
         U.S.C. 78m or 78o(d)); and

(2)      the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 30, 2003

                                                 /s/    Charles Bitters
                                                 -----------------
                                                 Name:  Charles Bitters
                                                 Title: Chief Financial Officer